                                                                    EXHIBIT 10.6

                                 AMENDMENT NO. 5
                                       TO
                        OFFICE BUILDING TRIPLE NET LEASE


         THIS AMENDMENT NO. 5 TO OFFICE BUILDING TRIPLE NET LEASE is made and entered into this 23rd day of August, 2000, to be effective, however, as of October 1, 2000, by and between JUBILATION ENTERPRISES, L.L.C., a Washington limited liability company, as Lessor, and TELECT, INC., a Washington corporation, as Lessee.

         In recognition of the projected completion of a new building on the Premises known as the Phase V Expansion consisting of approximately 43,000 square feet and the occupancy by Lessee of the Phase V Expansion building on or about October 1, 2000, together with an adjustment of the current Monthly Rental to better reflect fair market rent, the parties hereto do hereby amend, effective as of October 1, 2000, that certain Office Building Triple Net Lease between Lessor's assignors, Bill B. Williams, Jr., and Judith A. Williams, husband and wife, and Lessee, bearing the effective date of February 28, 1990, as previously amended by that certain Amendment No. 1 to Office Building Triple Net Lease dated January 20, 1993, that certain Amendment No. 2 to Office Building Triple Net Lease dated July 13, 1993, that certain Amendment No. 3 to Office Building Triple Net Lease dated June 13, 1994, and that certain Amendment No. 4 to Office Building Triple Net Lease dated October 10, 1997, as follows:

1. Section 3 thereof is hereby amended in its entirety to read as follows:

                  3. Term. The term of this lease shall be for a period of one hundred eighty (180) consecutive months commencing October 1, 1997; provided, however, that the term of this lease may be extended as provided in Section 19 hereof. The phrase "lease term" as used in this lease, shall be the term of this lease and any extension thereof pursuant to said Section 19. Notwithstanding the foregoing, at any time after September 30, 2002, and from time to time thereafter, Lessee may upon giving not less than twelve (12) months prior written notice to Lessor reduce the number of square feet of the Premises occupied by Lessee all within the sole discretion of Lessee. The notice shall specify the amount of the square foot reduction, the location thereof within the Premises and the effective date such reduction is to take place. Lessee shall upon the effective date vacate the portion of the Premises described in the notice in accordance with the terms of this Lease and the Monthly Rent shall thereupon be proportionately reduced. The parties shall forthwith execute an amendment to the Lease describing such changes.

2. Section 4 thereof is hereby amended in its entirety to read as follows:

                  "4. Monthly Rental. Lessee shall, during the lease term, pay to Lessor at 25425 E. Mission Avenue, P.O. Box 629, Liberty Lake, Washington 99019, or such other place as Lessor shall designate in writing from time to time, without setoff or deduction for any reason whatsoever, a monthly rental in the amount of One Hundred Fifty-Six Thousand Nine Hundred Fifty-Four and No/100 Dollars ($156,954.00). The monthly rental shall be prorated for partial months falling within the lease term, and shall be payable in advance on or before the first day of each calendar month during the lease term. If any rent payment is not received by Lessor within five (5) days after the due date (or on the next business day if the fifth day is not a business date), then Lessee shall pay as additional rent the sum of five percent (5%) of the delinquent payment for each month or portion thereof that the payment remains overdue. Notwithstanding anything else herein to the contrary, the monthly rental shall be increased, but not decreased, for the sixty
         (60) month period beginning October 1, 2002 and ending September 30, 2007, and for the sixty (60) month period beginning October 1, 2007 and ending September 30, 2012, by such amount as lessor and lessee shall mutually agree upon in writing. If the parties hereto cannot agree on the amount of such increase for any such period prior to thirty (30) days before the commencement thereof, then the same is to be submitted to arbitration in accordance with Section 29."


         As herein amended, the parties hereto do hereby reaffirm and ratify all of the terms and provisions of said Office Building Triple Net Lease, as previously amended, and affirm further that all of the terms and conditions of the Office Building Triple Net Lease shall apply to the Phase V Expansion Building.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 5 to Office Building Triple Net Lease on the date and year first above written, to be effective, however, as of October 1, 2000.



                  LESSOR:              JUBILATION ENTERPRISES, L.L.C.


                                       By ______________________________________
                                              BILL B. WILLIAMS, JR., Member


                                       By ______________________________________
                                              JUDITH A. WILLIAMS, Member


                  LESSEE:              TELECT, INC.


                                       By ______________________________________
                                           Its _________________________________

STATE OF WASHINGTON          )
                             : ss.
County of Spokane            )

         I certify that I know or have satisfactory evidence that BILL B. WILLIAMS, JR., is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as a member of JUBILATION ENTERPRISES, L.L.C. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

         Dated: ________________, 2000.


                                       _________________________________________
                                       Print Name: _____________________________
                                       Notary Public in and for the State of
                                       Washington, residing at Spokane
                                       My commission expires: __________________

STATE OF WASHINGTON                 )
                                    : ss.
County of Spokane                   )

         I certify that I know or have satisfactory evidence that JUDITH A. WILLIAMS is the person who appeared before me, and said person acknowledged that she signed this instrument, on oath stated that she was authorized to execute the instrument and acknowledged it as a member of JUBILATION ENTERPRISES, L.L.C. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

         Dated: ____________________, 2000.


                                       _________________________________________
                                       Print Name: _____________________________
                                       Notary Public in and for the State of
                                       Washington, residing at Spokane
                                       My commission expires: __________________





STATE OF WASHINGTON          )
                             : ss.
County of Spokane            )

         I certify that I know or have satisfactory evidence that ____________________________ is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the __________________ of TELECT, INC., to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

         Dated: _________________, 2000.


                                       _________________________________________
                                       Print Name: _____________________________
                                       Notary Public in and for the State of
                                       Washington, residing at Spokane
                                       My commission expires: __________________